Exhibit 5.1

September 17, 2014

CHS/Commmunity Health Systems, Inc.

4000 Meridian Boulevard

Franklin, TN 37067

Re:	Registration Statement on Form S-4

Ladies and Gentlemen:

We have acted as New York counsel to CHS/Community Health Systems, Inc. (the “Issuer”) and the entities identified on Exhibit A attached to this letter (collectively the “Guarantors”) solely for the purpose of providing the opinions set forth in this letter and for no other purpose (including, but not limited to, conducting any negotiation or providing any legal or other advice) in connection with the filing by the Issuer with the Securities and Exchange Commission (the “Commission”) of a Registration Statement on Form S-4 (the “Registration Statement”), which relates to the registration under the Securities Act of 1933, as amended, (the “Securities Act”) of the offer and exchange of (1) up to $1,000,000,000 aggregate principal amount of the Issuer’s 5.125% Senior Secured Notes due 2021 (collectively the “Secured Exchange Notes”) that are to be (a) issued pursuant to an Indenture, dated as of January 27, 2014, among FWCT-2 Escrow Corporation (“Escrow Corp.”), Regions Bank, as trustee, (the “Trustee”) and Credit Suisse AG, as collateral agent, (the “Collateral Agent”) (the “Original Secured Notes Indenture”) as supplemented by an Assumption Supplemental Indenture, dated as of January 27, 2014, among the Issuer, certain of the Guarantors, the Trustee and the Collateral Agent (the “First Secured Notes Supplemental Indenture”) and a Second Supplemental Indenture, dated as of June 30, 2014, executed by certain of the Guarantors and acknowledged by the Issuer, the Trustee and the Collateral Agent (the “Second Secured Notes Supplemental Indenture”) (the Original Secured Notes Indenture as supplemented by the First Secured Notes Supplemental Indenture and the Second Secured Notes Supplemental Indenture being the “Secured Notes Indenture”) in an exchange offer for a like aggregate original principal amount of currently outstanding 5.125% Senior Secured Notes due 2021 (the “Secured Notes Exchange Offer”) in accordance with the terms of a Registration Rights Agreement, dated January 27, 2014, among Escrow Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”), as representatives of the initial purchasers named therein, (the “Unjoined Secured Notes Registration Rights Agreement”) and a Registration Rights Joinder, dated as of January 27, 2014, executed by the Issuer and certain of the Guarantors and confirmed and accepted by Merrill Lynch and Credit Suisse, as representatives of several purchasers, (the “Secured Notes Registration Rights Joinder”) (the Unjoined Secured Notes Registration Rights Agreement and the Secured Notes Registration Rights Joinder being collectively the “Secured Notes Registration Rights Agreement”) and (b) guaranteed by the Guarantors pursuant to the Secured Notes Indenture (the guarantees by the Guarantors pursuant to the Secured Notes Indenture being collectively the “Secured Exchange

CHS/Community Health Systems, Inc.

September 17, 2014

Notes Guarantees”) and (2) up to $3,000,000,000 aggregate principal amount of the Issuer’s 6.875% Senior Notes due 2022 (collectively the “Unsecured Exchange Notes”) that are to be (a) issued pursuant to an Indenture, dated as of January 27, 2014, between Escrow Corp. and the Trustee (the “Original Unsecured Notes Indenture”) as supplemented by an Assumption Supplemental Indenture, dated as of January 27, 2014, among the Issuer, certain of the Guarantors and the Trustee (the “First Unsecured Notes Supplemental Indenture”) and a Second Supplemental Indenture, dated as of June 30, 2014, executed by certain of the Guarantors and acknowledged by the Issuer and the Trustee (the “Second Unsecured Notes Supplemental Indenture”) (the Original Unsecured Notes Indenture as supplemented by the First Unsecured Notes Supplemental Indenture and the Second Unsecured Notes Supplemental Indenture being collectively the “Unsecured Notes Indenture”) in an exchange offer for a like aggregate original principal amount of currently outstanding 6.875% Senior Notes due 2022 (the “Unsecured Notes Exchange Offer”) in accordance with the terms of a Registration Rights Agreement, dated as of January 27, 2014, among Escrow Corp., Merrill Lynch and Credit Suisse, as representatives of the initial purchasers named therein, (the “Unjoined Unsecured Notes Registration Rights Agreement”) and a Registration Rights Joinder, dated as of January 27, 2014, executed by the Issuer and certain of the Guarantors and confirmed and accepted by Merrill Lynch and Credit Suisse , as representatives of several purchasers, (the “Unsecured Notes Registration Rights Joinder”) (the Unjoined Unsecured Notes Registration Rights Agreement and the Unsecured Notes Registration Rights Joinder being collectively the “Unsecured Notes Registration Rights Agreement”) and (b) guaranteed by the Guarantors pursuant to the Unsecured Notes Indenture (the guarantees by the Guarantors pursuant to the Unsecured Notes Indenture being collectively the “Unsecured Exchange Notes Guarantees”).

The opinions set forth in this letter are subject to the following qualifications:

1. The opinions set forth in this letter are based solely upon (a) our review of, as submitted to us, (i) executed copies of the Original Secured Notes Indenture, the First Secured Notes Supplemental Indenture, the Second Secured Notes Supplemental Indenture, the Unjoined Secured Notes Registration Rights Agreement, the Secured Notes Registration Rights Joinder, the Original Unsecured Notes Indenture, the First Unsecured Notes Supplemental Indenture, the Second Unsecured Notes Supplemental Indenture, the Unjoined Unsecured Notes Registration Rights Agreement and the Unsecured Notes Registration Rights Joinder, (ii) forms of the Exchange Notes and (iii) the Registration Statement (collectively the “Reviewed Documents”) and (b) our review of law of the State of New York that a lawyer admitted to practice in the State of New York, exercising customary professional diligence, would normally be expected to recognize as being applicable to the transactions contemplated by the Reviewed Documents (collectively “New York Law”). Other than our review of the Reviewed Documents, we have not reviewed any document referred to in any of the Reviewed Documents or made any inquiry or other investigation as to any factual matter (including, but not limited to, (a) any review of any of the files and other records of the Issuer, any of the Guarantors, any affiliate of the Issuer or any of the Guarantors or any court or other governmental authority, (b) any review of any of our files and other records, (c) any inquiry of or other communication with any director, officer, member, manager, general partner, limited partner, employee or other agent of the Issuer, any of the Guarantors or any affiliate of the Issuer or any of the Guarantors or (d) any inquiry of any past or present attorney of ours).

CHS/Community Health Systems, Inc.

September 17, 2014

2. We do not express any opinion concerning any law other than New York Law.

3. We have assumed without any inquiry or other investigation, (a) the legal capacity of each natural person, (b) the genuineness of each signature on any of the Reviewed Documents, the authenticity, accuracy and completeness of each of the Reviewed Documents and the conformity of each of the Reviewed Documents to the copy or form thereof submitted to us, (c) the accuracy on the date of this letter as well as on the date made of each statement as to any factual matter contained in any of the Reviewed Documents and (d) there not existing outside of the Reviewed Documents and New York Law anything that would render incorrect any opinion set forth in this letter.

4. This letter is given without regard to any change after the date of this letter with respect to any factual or legal matter, and we disclaim any obligation to notify you concerning any such change or any effect of any such change on any opinion set forth in this letter.

Subject to the qualifications set forth in this letter, it is our opinion that:

1. Assuming that (a) the Original Secured Notes Indenture was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, Escrow Corp.), (b) each of the First Secured Notes Supplemental Indenture and the Second Secured Notes Supplemental Indenture was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, the Issuer and those of the Guarantors that are parties thereto), (c) the Unjoined Secured Notes Registration Rights Agreement was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, Escrow Corp.), (d) the Secured Notes Registration Rights Joinder was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, the Issuer and those of the Guarantors that are parties thereto) and (e) the Secured Exchange Notes have been duly and validly authorized by the Issuer for issuance by the Issuer pursuant to the Secured Notes Indenture, the Secured Notes Registration Rights Agreement and the Secured Notes Exchange Offer, when duly and validly executed by the Issuer and duly and validly authenticated and delivered by the Trustee in accordance with the terms of the Secured Notes Indenture, the Secured Notes Registration Rights Agreement and the Secured Notes Exchange Offer, the Secured Exchange Notes will constitute legally valid and binding obligations of the Issuer, except as the enforcement thereof may be limited by any bankruptcy, insolvency, reorganization, moratorium or other similar law now or hereafter in effect relating to or affecting rights and remedies of creditors or by general equitable principles (collectively the “Enforceability Exceptions”).

CHS/Community Health Systems, Inc.

September 17, 2014

2. Assuming that (a) Original Unsecured Notes Indenture was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, Escrow Corp.), (b) each of the First Unsecured Notes Supplemental Indenture and the Second Unsecured Notes Supplemental Indenture was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, the Issuer and those of the Guarantors that are parties thereto), (c) the Unjoined Unsecured Notes Registration Rights Agreement was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, Escrow Corp.), (d) the Unsecured Notes Registration Rights Joinder was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, the Issuer and those of the Guarantors that are parties thereto) and (e) the Unsecured Exchange Notes have been duly and validly authorized by the Issuer for issuance by the Issuer pursuant to the Unsecured Notes Indenture, the Unsecured Notes Registration Rights Agreement and the Unsecured Notes Exchange Offer, when duly and validly executed by the Issuer and duly and validly authenticated and delivered by the Trustee in accordance with the terms of the Unsecured Notes Indenture, the Unsecured Notes Registration Rights Agreement and the Unsecured Notes Exchange Offer, the Unsecured Exchange Notes will constitute legally valid and binding obligations of the Issuer, except as the enforcement thereof may be limited by the Enforceability Exceptions.

3. Assuming that (a) the Original Secured Notes Indenture was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, Escrow Corp.), (b) each of the First Secured Notes Supplemental Indenture and the Second Secured Notes Supplemental Indenture was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, the Issuer and those of the Guarantors that are parties thereto), (c) the Unjoined Secured Notes Registration Rights Agreement was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, Escrow Corp.) and (d) the Secured Notes Registration Rights Joinder was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, the Issuer and those of the Guarantors that are parties thereto), when the Secured Notes Exchange Notes have been duly and validly executed by the Issuer and duly and validly authenticated and delivered by the Trustee in accordance with the terms of the Secured Notes Indenture, the Secured Notes Registration Rights Agreement and the Secured Notes Exchange Offer, the Secured Exchange Notes Guarantees will constitute legally valid and binding obligations of the Guarantors, except as the enforcement thereof may be limited by the Enforceability Exceptions.

4. Assuming that (a) the Original Unsecured Notes Indenture was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, Escrow Corp.), (b) each of the First Unsecured Notes Supplemental Indenture and the Second Unsecured Notes Supplemental Indenture was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, the Issuer and those of the Guarantors that are parties thereto), (c) the Unjoined Unsecured Notes Registration Rights Agreement was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, Escrow Corp.) and (d) the Unsecured Notes Registration Rights Joinder was duly and validly authorized, executed and delivered by all parties thereto (including, but not limited to, the Issuer and those of the Guarantors that are parties thereto), when the Unsecured Notes Exchange Notes have been duly and validly executed by the Issuer and duly

CHS/Community Health Systems, Inc.

September 17, 2014

and validly authenticated and delivered by the Trustee in accordance with the terms of the Unsecured Notes Indenture, the Unsecured Notes Registration Rights Agreement and the Unsecured Notes Exchange Offer, the Unsecured Exchange Notes Guarantees will constitute legally valid and binding obligations of the Guarantors, except as the enforcement thereof may be limited by the Enforceability Exceptions.

We consent to the filing of this letter with the Commission as an exhibit to the Registration Statement in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act and to the use of our name therein and in the related Prospectus under the caption “Legal Matters.” In giving such consent, we do not admit that we are in the category of persons whose consent to such filing and use is required under Section 7 of the Securities Act or the rules and regulations of the Commission.

Very truly yours,

HODGSON RUSS LLP

/s/ Hodgson Russ LLP

Exhibit A

Guarantors

Entity	Jurisdiction of Organization
Abilene Hospital, LLC	DE
Abilene Merger, LLC	DE
Affinity Health Systems, LLC	DE
Affinity Hospital, LLC	DE
Amory HMA, LLC	MS
Anna Hospital Corporation	IL
Anniston HMA, LLC	AL
Bartow HMA, LLC	FL
Berwick Hospital Company, LLC	DE
Big Bend Hospital Corporation	TX
Big Spring Hospital Corporation	TX
Biloxi H.M.A., LLC	MS
Birmingham Holdings II, LLC	DE
Birmingham Holdings, LLC	DE
Blue Island Hospital Company, LLC	DE
Blue Island Illinois Holdings, LLC	DE
Bluefield Holdings, LLC	DE
Bluefield Hospital Company, LLC	DE
Bluffton Health System LLC	DE
Brandon HMA, LLC	MS
Brevard HMA Holdings, LLC	FL
Brevard HMA Hospitals, LLC	FL
Brownsville Hospital Corporation	TN
Brownwood Hospital, L.P.	DE
Brownwood Medical Center, LLC	DE
Bullhead City Hospital Corporation	AZ
Bullhead City Hospital Investment Corporation	DE
Campbell County HMA, LLC	TN
Carlisle HMA, LLC	PA
Carlsbad Medical Center, LLC	DE
Carolinas JV Holdings General, LLC	DE
Carolinas JV Holdings, L.P.	DE
Central Florida HMA Holdings, LLC	DE
Central States HMA Holdings, LLC	DE

Entity	Jurisdiction of Organization
Centre Hospital Corporation	AL
Chester HMA, LLC	SC
CHHS Holdings, LLC	DE
CHS Kentucky Holdings, LLC	DE
CHS Pennsylvania Holdings, LLC	DE
CHS Virginia Holdings, LLC	DE
CHS Washington Holdings, LLC	DE
Citrus HMA, LLC	FL
Clarksdale HMA, LLC	MS
Clarksville Holdings II, LLC	DE
Clarksville Holdings, LLC	DE
Cleveland Hospital Corporation	TN
Cleveland Tennessee Hospital Company, LLC	DE
Clinton Hospital Corporation	PA
Coatesville Hospital Corporation	PA
Cocke County HMA, LLC	TN
College Station Hospital, L.P.	DE
College Station Medical Center, LLC	DE
College Station Merger, LLC	DE
Community GP Corp.	DE
Community Health Investment Company, LLC	DE
Community Health Systems, Inc.	DE
Community LP Corp.	DE
CP Hospital GP, LLC	DE
CPLP, LLC	DE
Crestwood Hospital, LLC	DE
Crestwood Hospital LP, LLC	DE
CSMC, LLC	DE
CSRA Holdings, LLC	DE
Deaconess Holdings, LLC	DE
Deaconess Hospital Holdings, LLC	DE
Deming Hospital Corporation	NM
Desert Hospital Holdings, LLC	DE
Detar Hospital, LLC	DE
DHFW Holdings, LLC	DE
DHSC, LLC	DE
Dukes Health System, LLC	DE
Dyersburg Hospital Corporation	TN
Emporia Hospital Corporation	VA

Entity	Jurisdiction of Organization
Evanston Hospital Corporation	WY
Fallbrook Hospital Corporation	DE
Florida HMA Holdings, LLC	DE
Foley Hospital Corporation	AL
Forrest City Arkansas Hospital Company, LLC	AR
Forrest City Hospital Corporation	AR
Fort Payne Hospital Corporation	AL
Fort Smith HMA, LLC	AR
Frankfort Health Partner, Inc.	IN
Franklin Hospital Corporation	VA
Gadsden Regional Medical Center, LLC	DE
Galesburg Hospital Corporation	IL
Granbury Hospital Corporation	TX
Granite City Hospital Corporation	IL
Granite City Illinois Hospital Company, LLC	IL
Greenville Hospital Corporation	AL
GRMC Holdings, LLC	DE
Hallmark Healthcare Company, LLC	DE
Hamlet H.M.A., LLC	NC
Health Management Associates, Inc.	DE
Health Management Associates, LP	DE
Health Management General Partner I, LLC	DE
Health Management General Partner, LLC	DE
HMA Fentress County General Hospital, LLC	TN
HMA Hospitals Holdings, LP	DE
HMA Santa Rosa Medical Center, LLC	FL
HMA Services GP, LLC	DE
Hobbs Medco, LLC	DE
Hospital Management Associates, LLC	FL
Hospital Management Services of Florida, LP	FL
Hospital of Barstow, Inc.	DE
Hospital of Fulton, Inc.	KY
Hospital of Louisa, Inc.	KY
Hospital of Morristown, Inc.	TN
Jackson HMA, LLC	MS
Jackson Hospital Corporation (KY)	KY
Jackson Hospital Corporation (TN)	TN
Jefferson County HMA, LLC	TN
Jourdanton Hospital Corporation	TX

Entity	Jurisdiction of Organization
Kay County Hospital Corporation	OK
Kay County Oklahoma Hospital Company, LLC	OK
Kennett HMA, LLC	MO
Key West HMA, LLC	FL
Kirksville Hospital Company, LLC	DE
Knoxville HMA Holdings, LLC	TN
Lakeway Hospital Corporation	TN
Lancaster Hospital Corporation	DE
Las Cruces Medical Center, LLC	DE
Lea Regional Hospital, LLC	DE
Lehigh HMA, LLC	FL
Lexington Hospital Corporation	TN
Lone Star HMA, L.P.	DE
Longview Clinic Operations Company, LLC	DE
Longview Medical Center, L.P.	DE
Longview Merger, LLC	DE
LRH, LLC	DE
Lutheran Health Network of Indiana, LLC	DE
Madison HMA, LLC	MS
Marion Hospital Corporation	IL
Martin Hospital Corporation	TN
Massillon Community Health System LLC	DE
Massillon Health System LLC	DE
Massillon Holdings, LLC	DE
McKenzie Tennessee Hospital Company, LLC	DE
McNairy Hospital Corporation	TN
MCSA, L.L.C.	AR
Medical Center of Brownwood, LLC	DE
Melbourne HMA, LLC	FL
Merger Legacy Holdings, LLC	DE
Mesquite HMA General, LLC	DE
Metro Knoxville HMA, LLC	TN
Mississippi HMA Holdings I, LLC	DE
Mississippi HMA Holdings II, LLC	DE
MMC of Nevada, LLC	DE
Moberly Hospital Company, LLC	DE
Monroe HMA, LLC	GA
MWMC Holdings, LLC	DE
Nanticoke Hospital Company, LLC	DE

Entity	Jurisdiction of Organization
Naples HMA, LLC	FL
National Healthcare of Leesville, Inc.	DE
National Healthcare of Mt. Vernon, Inc.	DE
National Healthcare of Newport, Inc.	DE
Navarro Hospital, L.P.	DE
Navarro Regional, LLC	DE
NC-DSH, LLC	NV
Northampton Hospital Company, LLC	DE
Northwest Arkansas Hospitals, LLC	DE
Northwest Hospital, LLC	DE
NOV Holdings, LLC	DE
NRH, LLC	DE
Oak Hill Hospital Corporation	WV
Oro Valley Hospital, LLC	DE
Palmer-Wasilla Health System, LLC	DE
Payson Hospital Corporation	AZ
Peckville Hospital Company, LLC	DE
Pennsylvania Hospital Company, LLC	DE
Phillips Hospital Corporation	AR
Phoenixville Hospital Company, LLC	DE
Poplar Bluff Regional Medical Center, LLC	MO
Port Charlotte HMA, LLC	FL
Pottstown Hospital Company, LLC	DE
Punta Gorda HMA, LLC	FL
QHG Georgia Holdings II, LLC	DE
QHG Georgia Holdings, Inc.	GA
QHG Georgia, LP	GA
QHG of Bluffton Company, LLC	DE
QHG of Clinton County, Inc.	IN
QHG of Enterprise, Inc.	AL
QHG of Forrest County, Inc.	MS
QHG of Fort Wayne Company, LLC	DE
QHG of Hattiesburg, Inc.	MS
QHG of Massillon, Inc.	OH
QHG of South Carolina, Inc.	SC
QHG of Spartanburg, Inc.	SC
QHG of Springdale, Inc.	AR
QHG of Warsaw Company, LLC	DE
Quorum Health Resources, LLC	DE

Entity	Jurisdiction of Organization
Red Bud Hospital Corporation	IL
Red Bud Illinois Hospital Company, LLC	IL
Regional Hospital of Longview, LLC	DE
River Oaks Hospital, LLC	MS
River Region Medical Corporation	MS
Rockledge HMA, LLC	FL
ROH, LLC	MS
Roswell Hospital Corporation	NM
Ruston Hospital Corporation	DE
Ruston Louisiana Hospital Company, LLC	DE
SACMC, LLC	DE
Salem Hospital Corporation	NJ
San Angelo Community Medical Center, LLC	DE
San Angelo Medical, LLC	DE
San Miguel Hospital Corporation	NM
Scranton Holdings, LLC	DE
Scranton Hospital Company, LLC	DE
Scranton Quincy Holdings, LLC	DE
Scranton Quincy Hospital Company, LLC	DE
Sebastian Hospital, LLC	FL
Sebring Hospital Management Associates, LLC	FL
Sharon Pennsylvania Holdings, LLC	DE
Sharon Pennsylvania Hospital Company, LLC	DE
Shelbyville Hospital Corporation	TN
Siloam Springs Arkansas Hospital Company, LLC	DE
Siloam Springs Holdings, LLC	DE
Southeast HMA Holdings, LLC	DE
Southern Texas Medical Center, LLC	DE
Southwest Florida HMA Holdings, LLC	DE
Spokane Valley Washington Hospital Company, LLC	DE
Spokane Washington Hospital Company, LLC	DE
Statesville HMA, LLC	NC
Tennessee HMA Holdings, LP	DE
Tennyson Holdings, LLC	DE
Tomball Texas Holdings, LLC	DE
Tomball Texas Hospital Company, LLC	DE
Tooele Hospital Corporation	UT
Triad Healthcare Corporation	DE
Triad Holdings III, LLC	DE

Entity	Jurisdiction of Organization
Triad Holdings IV, LLC	DE
Triad Holdings V, LLC	DE
Triad Nevada Holdings, LLC	DE
Triad of Alabama, LLC	DE
Triad of Oregon, LLC	DE
Triad-ARMC, LLC	DE
Triad-El Dorado, Inc.	AR
Triad-Navarro Regional Hospital Subsidiary, LLC	DE
Tunkhannock Hospital Company, LLC	DE
Van Buren H.M.A., LLC	AR
Venice HMA, LLC	FL
VHC Medical, LLC	DE
Vicksburg Healthcare, LLC	DE
Victoria Hospital, LLC	DE
Victoria of Texas, L.P.	DE
Virginia Hospital Company, LLC	VA
Warren Ohio Hospital Company, LLC	DE
Warren Ohio Rehab Hospital Company, LLC	DE
Watsonville Hospital Corporation	DE
Waukegan Hospital Corporation	IL
Waukegan Illinois Hospital Company, LLC	IL
Weatherford Hospital Corporation	TX
Weatherford Texas Hospital Company, LLC	TX
Webb Hospital Corporation	DE
Webb Hospital Holdings, LLC	DE
Wesley Health System LLC	DE
West Grove Hospital Company, LLC	DE
WHMC, LLC	DE
Wilkes-Barre Behavioral Hospital Company, LLC	DE
Wilkes-Barre Holdings, LLC	DE
Wilkes-Barre Hospital Company, LLC	DE
Williamston Hospital Corporation	NC
Winder HMA, LLC	GA
Women & Children’s Hospital, LLC	DE
Woodland Heights Medical Center, LLC	DE
Woodward Health System, LLC	DE
Yakima HMA, LLC	WA
York Pennsylvania Holdings, LLC	DE
York Pennsylvania Hospital Company, LLC	DE
Youngstown Ohio Hospital Company, LLC	DE